UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 29, 2021

Rapid7, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37496	35-2423994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Causeway Street,
Boston,	Massachusetts	02114
(Address of principal executive offices), including zip code
(617) 247-1717
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	RPD	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.
On August 4, 2021, Rapid7, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended June 30, 2021. The Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information included in this Item 2.02 and in the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 29, 2021, Jeff Kalowski, the Company’s Chief Financial Officer (principal financial officer and principal accounting officer), informed the Company that he plans to retire in 2022, effective after the Company has hired his replacement to ensure a smooth and orderly transition of responsibilities. The Company has retained an executive search firm to assist it in the search for a new Chief Financial Officer.
Also on July 29, 2021, the Company’s board of directors (the “Board”) approved that effective August 1, 2021 Lee Weiner will lead the Company’s Cloud Security group and will retain his title as the Company’s Chief Innovation Officer. The Board determined that, in his new role, Mr. Weiner will no longer be an “officer” or an “executive officer” as defined in Rule 16a-1(f) and Rule 3b-7, respectively, under the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description

99.1	Press Release, dated as of August 4, 2021.
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rapid7, Inc.

Dated: August 4, 2021	By:	/s/ Jeff Kalowski
Jeff Kalowski
Chief Financial Officer